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                                                                    EXHIBIT 10.5

                                 AMENDMENT NO. 5
                              TO CREDIT AGREEMENT

      THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of September 27, 2004 (the "Agreement") relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), its U.S. and Canadian Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional U.S. or Canadian Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the "Subsidiary Borrowers" and individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or referred to individually as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (the "Lenders" and each individually, a "Lender"), WACHOVIA BANK, NATIONAL ASSOCIATION, ("Wachovia"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Administrative Agent") and CONGRESS FINANCIAL CORPORATION (CANADA) acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Canadian Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2, 1.3 and 1.4 of the Credit Agreement related to the definitions shall apply herein.

                                   WITNESSETH

      WHEREAS, a $37,500,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Credit Agreement dated as of March 27, 2002 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the Borrowers, the Lenders, the Administrative Agent and the Canadian Agent;

      WHEREAS, the Borrowers have requested that certain amendments be made as contemplated herein and the Lenders agree to amend such provisions pursuant to the terms and conditions herein; and

      WHEREAS, the undersigned Lenders have agreed to amend the Credit Agreement as set forth herein;

      NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      (A) AMENDMENTS.

            1. The definition of Permitted Investments in Section 1.1 of the Credit Agreement is hereby amended by deleting "and" at the end of clause
      (o), re-lettering existing clause (p) as clause (r) and adding the following new clauses (p) and (q) in the appropriate alphabetical order:

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            (p) the Guaranty to be dated on or about the date hereof by the
      Company in favor of Cambridge 16, S. de R.L. de C.V. ("Landlord"), which will be substantially in the form previously provided to the Administrative Agent, guarantying obligations under that certain Lease to be dated on or about the date hereof between Landlord and WLVN de Latinoamerica, S. de. R.L. de C.V. not exceeding $10.0 million in the aggregate;

            (q) Investments (other than the Guaranty permitted under clause (p) hereof) in WLVN de Latinoamerica, S. de. R.L. de C.V. and WLV Mexico, S. de. R.L. de C.V. not exceeding $12.5 million in the aggregate (when added to any dispositions of equipment made as permitted under clause (g) of
      Section 9.5); and

      2. Section 9.1 of the Credit Agreement is hereby amended by deleting "and" at the end of clause (j), re-lettering existing clause (k) as clause (1) and adding the following new clause (k) in the appropriate alphabetical order:

            (k) the Guaranty to be dated on or about the date hereof by the Company in favor of Cambridge 16, S. de R.L. de C.V. ("Landlord"), which will be substantially in the form previously provided to the Administrative Agent, guarantying obligations under that certain Lease to be dated on or about the date hereof between Landlord and WLVN de Latinoamerica, S. de. R.L. de C.V. not exceeding $10.0 million in the aggregate; and

      3. Section 9.5 of the Credit Agreement is hereby amended by deleting "and" at the end of clause (f), re-lettering existing clause (g) as clause (h) and adding the following new clause (g) in the appropriate alphabetical order:

            (g) dispositions of equipment to WLVN de Latinoamerica, S. de. R.L. de C.V. and WLV Mexico, S. de. R.L. de C.V. not to exceed equipment with a net book value of $12.5 million in the aggregate (when added to any Investments made as permitted under clause (q) of the definition of Permitted Investments); and

      4. Those certain Schedules attached to this Agreement shall replace the corresponding Schedules to the Credit Agreement; all other Schedules to the Credit Agreement shall not be modified or otherwise affected.

(B) REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein,
(iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform

                                       2
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its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement, (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity, (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, (vi) the Board of Directors of the Company (or any committee thereof) has taken no action pursuant to the 2009 Senior Note Indenture to designate any subsidiary of the Company an "Unrestricted Subsidiary," as that term is defined in the 2009 Senior
Note Indenture, (vii) the primary business of each of WLVN de Latinoamerica, S. de R.L. de C.V. and WLV Mexico, S. de R.L. de C.V. is a "Related Business," as that term is defined in the 2009 Senior Note Indenture, and (viii) that certain Lease to be dated on or about the date of this Agreement between Cambridge 16,
S. de R.L. de C.V. and WLVN de Latinoamerica, S. de R.L. de C.V. does not constitute a "Capital Lease Obligation," as that term is defined in the 2009 Senior Note Indenture

      (C) EFFECTIVENESS. This Agreement shall become effective upon satisfaction of all of the following conditions precedent:

            1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement from each party hereto.

            2. Secretary's Certificates. The Administrative Agent shall have received a secretary's certificates from each U.S. Borrower dated as of the date hereof either substantially in the form required by Section 5.1(d) of the Credit Agreement, mutatis mutandis, or a bring-down certificate if no change has occurred to the secretary's certificate since the last delivery thereof to the Administrative Agent, in accordance with the Credit Agreement, and, in each case, otherwise in form and substance acceptable to the Administrative Agent.

            3. Legal Opinions. The Administrative Agent shall have received a legal opinion from U.S. Borrowers' outside counsel in form and substance reasonably acceptable to the Administrative Agent.

            4. Other Conditions Precedent. The Borrowers shall have completed all proceedings taken in connection with the transactions contemplated by this Agreement and delivered to the Administrative Agent all other documentation and other items incident thereto.

                                       3
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      (D) NO OTHER MODIFICATION. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender, the Administrative Agent or the Canadian Agent under the Credit Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement or any other Credit Document except as specifically provided herein. Each of the Credit Parties acknowledges, confirms and agrees that the Credit Documents to which it is a party remain in full force and effect as of the date hereof and continue to secure all Obligations of each such Credit Party to any Lender, the Administrative Agent or the Canadian Agent, and novation of any kind is hereby expressly disclaimed.

      (E) RELEASE. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases each Agent and each Lender and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

      (F) GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

      (G) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15, 14.19 AND
14.24 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

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         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                  COMPANY:

                                  WOLVERINE TUBE, INC.

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:  James E. Deason
                                  Title: Executive VP, CFO and Secretary

                                  U.S. SUBSIDIARY BORROWERS:

                                  TF INVESTOR, INC.

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Vice President and Treasurer

                                  TUBE FORMING HOLDINGS, INC.

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Vice President and Treasurer

                                  TUBE FORMING, L.P.

                                  By: Tube Forming Holdings, Inc., its
                                      General Partner

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Vice President and Treasurer

                           (signature pages continue)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 5
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                                  WOLVERINE FINANCE, LLC

                                  By: Wolverine Tube, Inc.,
                                      its Sole Member

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Executive VP, CFO and Secretary

                                  SMALL TUBE MANUFACTURING, LLC

                                  By: Wolverine Tube, Inc.,
                                      its Sole Member

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Executive VP, CFO and Secretary

                                  WOLVERINE JOINING TECHNOLOGIES, LLC

                                  By: Wolverine Tube, Inc.,
                                      its Sole Member

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Executive VP, CFO and Secretary

                           (signature pages continue)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 5
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                                  WOLVERINE CHINA INVESTMENTS, LLC

                                  By: Wolverine Tube, Inc.,
                                      its Managing Manager

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Executive VP, CFO and Secretary

                                  WT HOLDING COMPANY, INC.

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Vice President and Treasurer

                           (signature pages continue)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 5
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                                  CANADIAN SUBSIDIARY BORROWERS:

                                  3072996 NOVA SCOTIA COMPANY

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Vice President

                                  WOLVERINE JOINING TECHNOLOGIES (CANADA) INC.

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Vice President and Treasurer

                                  3072452 NOVA SCOTIA COMPANY

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Vice President

                                  3072453 NOVA SCOTIA COMPANY

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title : Vice President

                                  WOLVERINE TUBE CANADA LIMITED PARTNERSHIP

                                  By: 3072453 NOVA SCOTIA COMPANY,
                                  its General Partner

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Vice President

                           (signature pages continue)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 5
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                                  WOLVERINE TUBE (CANADA) INC.

                                  By: /s/ James E. Deason
                                     -------------------------------------------
                                  Name:   James E. Deason
                                  Title:  Vice President and Secretary

                                  By: /s/ Johann R. Manning, Jr.
                                     -------------------------------------------
                                  Name:   Johann R. Manning, Jr.
                                  Title:  Vice President and Assistant Secretary

                           (signature pages continue)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 5
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                                  LENDERS:

                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                  in its capacity as Administrative Agent
                                  and as a Lender

                                  By: /s/ Laurie D. Galliano
                                      ----------------------------------
                                  Name:  Laurie D. Galliano
                                  Title: Director

                           (signature pages continue)

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                                  CONGRESS FINANCIAL CORPORATION
                                  (CANADA)
                                  in its capacity as Canadian Agent and as a Lender

                                  By: /s/ Carmela Massari
                                      -----------------------------------------
                                  Name:  Carmela Massari
                                  Title: VP, Loan Officer
                                         Congress Financial Corporation (Canada)

                             (signature pages end)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 5